FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                        Date of Report:   November 17, 2003


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                13-3404508
(State of Incorporation)      (Commission File No.)    (IRS Employer
                                                      Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 5.   Other Events.

     On November 17, 2003, BorgWarner Inc. issued a press release announcing that William C. Cline has been appointed acting chief financial officer to replace George E. Strickler. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Exhibits

(99.1)    BorgWarner Inc. Press Release dated November 17, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.


                                        /s/ Vincent M. Lichtenberger
                                   By:----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated:    November 17, 2003